Exhibit 99.2

Q3 2012 Investor Call October 26, 2012 Bill Lucia, President and CEO Walter Hosp, EVP and CFO Maria Perrin, EVP and CBO Contact: Christine Saenz csaenz@hms.com 212.857.5986

Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts. Forward-looking statements can be identified by words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will,” “target,” “seeks,” “forecast” and similar expressions and references to guidance. In particular, these include statements relating to future actions, business plans, objects and prospects, and future operating or financial performance. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: regulatory actions, budgetary pressures and political influences that could affect the procurement practices and operations of healthcare organizations and agencies, reducing demand for our services; our ability to continue to secure contracts through the competitive bidding process and any related protests and to accurately predict the cost and time to complete such contracts; our ability to retain clients or the loss of one or more major clients; client dissatisfaction or early termination of contracts triggering significant costs or liabilities; the development by competitors of new or superior products or services; the emergence of new competitors, or the development by our clients of in-house capacity to perform the services we offer; all the risks inherent in the development, introduction, and implementation of new products and services; our ability to manage our growth and its demands on our resources and infrastructure; our ability to successfully integrate our acquisitions; our compliance with the covenants and obligations under the terms of our credit facility and our ability to generate sufficient cash to cover our interest and principal payments thereunder; variations in our results of operations; negative results of government reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations; changing conditions in the healthcare industry which could simplify the payment process and reduce the need for and price of our services; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse; and, our ability to maintain effective information systems and protect them from damage or interruption. A further description of these and other risks, uncertainties, and related matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which is available at www.hms.com under the “Investor Relations” tab. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Use of Non-GAAP Measures This presentation contains non-GAAP measures. A reconciliation of these measures to GAAP measures is set forth in our press release issued on October 26, 2012, which is available under the Investor Relations Tab on the Company’s website (www.hms.com). 2

Discussion Outline Financial Performance Medicaid Dynamics New Business 2013 Planning Considerations 2013 Guidance Strategic Position 3

Consolidated Statements of Income ($ in thousands except per share amounts) 4 Income before income taxes

Condensed Balance Sheets ($ in thousands) 5 17,500

Condensed Statements of Cash Flow ($ in thousands) 6

Medicaid Dynamics Lower Medicaid expenditure growth Migration to managed care Carrier processing delays 7

Medicare Coordination of Benefits HMS awarded $297M Medicare contract Prime contractor Cost plus Up to five year term Activities to date Transition and implementation commenced 9/28 Contract kick-off with CMS on 10/9 Planning initiated with subcontractors Protest status 8

Medicaid RAC Status


WA
MT
ND
MN
ME
OR
ID
SD
WI
VT
NH
NY
MA
MI
WY
CT
RI
PA
IA
NE
NV
UT
CO
IL
IN
OH
NJ
MD
DE
WV
VA
Washington, D.C.
CA
KS*
MO
KY
NC
TN
OK
AR
SC
AZ
NM
MS
AL
GA
LA
TX
FL
AK
HI
HMS Prime/Prime Shared/Intent to Award/Sub (30)
HMS No Bid/Loss/ Competitor Converted (12)
Decision Pending/Bid Submitted (2)
No Selection (4)
Waiver (3)

9

New Medicaid RAC Arkansas Nebraska (includes TPL) North Carolina Texas West Virginia Wisconsin TPL Re-procurements Delaware Indiana Iowa Other Illinois Eligibility Verification (MAXIMUS) Wisconsin Revenue Maximization (blanket) State Government Sales 10

Managed Care Sales New Extensions/Expansions Humana Dell USA (Blue Cross Rhode Island) Independent Health Association, Inc. Community First Health Plan Cook Children’s Health Plan Coventry Partnership United Health Care Texas Children’s Health Plan 11

2013 Planning Considerations National election Medicare RAC Medicare Coordination of Benefits Medicaid market 12

2013 Guidance 13 Revised 2012 Guidance 2013 Guidance % Change (approximate) REVENUE ($ millions) $480.0 - $490.0 $570.0 - $600.0 21% GAAP EPS $0.55 - $0.60 $0.63- $0.70 16% ADJUSTED EPS $0.85 - $0.90 $0.95- $1.02 13%

Strategic Position Leader in Medicaid and Medicare RAC Leader in Medicaid and Medicare coordination of benefits Growing commercial footprint Emerging eligibility/exchange opportunities 14

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